UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8372

Travelers Series Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York,	NY 10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:      (800) 451-2010

Date of fiscal year end:        October 31

Date of reporting period:     October 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

TRAVELERS SERIES FUND INC.

MFS TOTAL RETURN PORTFOLIO

TRAVELERS MANAGED INCOME PORTFOLIO

SMITH BARNEY MONEY MARKET PORTFOLIO

ANNUAL REPORT   |   OCTOBER 31, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

Dear Shareholder,

Stock prices generally advanced over the 12 months ending October 31, 2004, although performance varied sharply among sectors and investment styles. The equity market also shifted gears during the period due to investors’ reactions to mixed signals about the economy.

Last fall, stocks generally continued to rise as many geopolitical concerns began to ease, and a spate of mortgage refinancings freed up investable cash for investors. Despite positive corporate earnings results, stocks traded in a narrow range during the first quarter of this year due to concerns about anemic job growth.i During this time, the economy grew at a moderate pace,ii albeit at significantly stronger levels than during the first half of 2003.

In the spring, the economic recovery became broader-based as labor market growth improved dramatically in March and April, although signs suggested a pickup in inflation in the spring as well. As widely anticipated, the Federal Reserve Board (“Fed”)iii proceeded to push short-term interest rates higher, marking its first hike in four years. The Fed raised its target for the closely watched federal funds rateiv by 0.25% on three occasions during the fund’s reporting period, increasing it from a four-decade low of 1.00% in June to 1.75% in September, and then again to 2.00% on November 10, 2004, after the reporting period ended. Higher interest rates can help slow a potential acceleration of economic growth and thereby help maintain a balance between that growth rate and the inflation rate that can generally accompany it.

As the period came to a close, inflation figures were benign while labor market growth, which had tapered off during the summer, exceeded consensus estimates for October. Crude oil prices, which had risen to record highs in the third quarter, when coupled with investors’ reactions to terrorism concerns, weakened investor sentiment toward the equity markets. However, reports of a pullback in oil prices and strong third-quarter corporate profits gave stock prices a boost in the final month of the period.

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Within this environment, the funds performed as follows1:

PERFORMANCE SNAPSHOT

AS OF OCTOBER 31, 2004

	6 Months	12 Months

MFS Total Return Portfolio	5.27%	11.36%

S&P 500 Index	2.96%	9.41%

Lehman Brothers Aggregate Bond Index	4.23%	5.53%

Lehman Brothers Government/Credit Bond Index	4.35%	5.57%

Lipper Variable Balanced Funds Category Average	3.19%	7.60%

Travelers Managed Income Portfolio	3.05%	4.19%

Lehman Brothers Intermediate Government/Credit Bond Index	3.24%	4.33%

Lipper Variable Intermediate Investment Grade Debt Funds Category Average	3.89%	5.19%

Smith Barney Money Market Portfolio	0.44%	0.71%

90-Day U.S. Treasury Bill Index	0.70%	1.17%

Lipper Variable Money Market Funds Category Average	0.42%	0.68%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses.

Performance figures for MFS Total Return Portfolio, Travelers Managed Income Portfolio, and Smith Barney Money Market Portfolio may reflect reimbursements or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2004 and include the reinvestment of dividends and capital gains, if any. Returns for the variable balanced funds category average were calculated among the 90 funds for the six-month period and among the 89 funds for the 12-month period. Returns for the variable intermediate investment grade debt funds category were calculated among the 46 funds for the six-month period and among the 44 funds for the 12-month period. Returns for the variable money market funds category average were calculated among the 111 funds for the six-month period and among the 110 funds for the 12-month period.

[1]	The funds are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The funds’ performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the funds. Past performance is no guarantee of future results.

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Over the 12 months, stocks of small- and mid-capitalization companies continued to outperform large-caps in general. Value-oriented stocks handily outpaced growth-oriented stocks. International stock markets beat out the broad domestic U.S. market by a wide margin.

Following a sharp sell-off in the spring in anticipation that rates were poised to rise, bond prices rose later in the period. The bond market benefited in the third quarter when investors reallocated assets from stocks into bonds. However, the fixed-income markets experienced some downward pricing pressures after the reporting period as interest rate concerns resurfaced. Over the 12 months, however, bonds finished in modestly positive territory on a total return basis.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The funds’ Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The funds have been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

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As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 17, 2004

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MANAGER OVERVIEW

MFS Total Return Portfolio

Special Shareholder Notice

Effective November 1, 2004, the management fee has been revised from 0.80% of the portfolio’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Portfolio’s Average Daily Net Assets	Fee Rate
Up to $600 million	0.800%

In excess of $600 million and up to and including $900 million	0.775%

In excess of $900 million and up to and including $1.5 billion	0.750%

In excess of $1.5 billion and up to and including $2.5 billion	0.725%

In excess of $2.5 billion	0.675%

Effective November 1, 2004, the subadvisory fee has been revised from 0.375% of the portfolio’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Portfolio’s Average Daily Net Assets	Fee Rate
Up to $600 million	0.375%

In excess of $600 million and up to and including $900 million	0.350%

In excess of $900 million and up to and including $1.5 billion	0.325%

In excess of $1.5 billion and up to and including $2.5 billion	0.300%

In excess of $2.5 billion	0.250%

Performance Update

For the 12 months ended October 31, 2004, the MFS Total Return Portfolio, returned 11.36%.2 The fund outperformed its unmanaged benchmarks, the S&P 500 Indexv, the Lehman Brothers Aggregate Bond Indexvi and the Lehman Brothers Government/Credit Bond Indexvii, which returned 9.41%, 5.53% and 5.57%, respectively, for the same period. The fund also outperformed the Lipper variable balanced funds category average3, which was 7.60%.

[2]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[3]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2004, calculated among the 89 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

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Market Overview

A recovery in the global stock markets continued in 2004. Business capital expenditures, which had been weak for several years, began to improve in the latter half of 2003, adding support to a recovery that had been primarily fueled largely by consumer spending.

Many measures of global economic growth, including employment, corporate spending, and earnings growth, continued to improve in 2004. The Fediii raised the federal funds rateiv in June, August, and September 2004, and set expectations for an ongoing series of modest rate hikes. After a fast start, stocks generated only modest gains during the first 10 months of 2004. In our view, this occurred as investors became increasingly concerned about higher interest rates, rising oil prices, a slowdown in corporate earnings growth, and continuing unrest in Iraq.

Contributors to Fund Performance

The performance of the fund’s equity holdings, relative to the S&P 500 Index, was aided by both our stock selection and overweighted positions in the utilities and communication sectors.viii In particular, the strong performance from two wireless communication providers, AT&T Wireless and Sprint FON Group, enhanced results. Before the end of the fiscal year we decided to take profits and sell our position in AT&T Wireless. TXU Corp., a Texas-based utility, was also among the top three contributors for the fund over the period.ix

Our overweight position in the strong-performing energy sector also helped the fund’s relative performance. In our view, performance in the sector during the period was driven mainly by a sharp rise in commodity prices. In this group, UK-based BP p.l.c. was the top contributor to performance. Other stocks that boosted returns in this sector were the independent producer Devon Energy Corp. and oil field services companies Noble Corp., and GlobalSantaFe Corp., both Texas-based energy drilling contractors.ix

Our conservative investment style, which has a strong focus on valuation, has generally led the fund portfolio to be underweight in the technology sector relative to the S&P 500 Index, and this past year was no exception. This positioning proved to be beneficial, as returns in the sector were generally weak over the past 12 months. In particular, our underweight in Intel Corp. strongly contributed to relative performance as the stock struggled throughout the year. By the end of the period, we had eliminated the fund’s position in Intel.ix

Stocks in other sectors that enhanced results were Wal-Mart Stores Inc. and pharmaceutical company, Pfizer Inc.ix

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Conversely, our stock selection in the leisure sector hurt relative returns for the period. Among our consumer discretionary holdings, cable operator Comcast Corp. and the media company Viacom Inc. were both detractors to portfolio performance.ix

Stocks in other sectors that were negative for performance included financial services company Merrill Lynch & Co., Inc., utility company Calpine Corp., and retailer Sears Roebuck & Co. The fund’s relative returns were also hampered by underweighted positions in two integrated energy companies, Exxon Mobil Corp. and ChevronTexaco Corp., as well as Internet auctioneer eBay Inc. and telecommunications firm QUALCOMM Inc. However, given our conservative investment style, these were not stocks that we would typically invest in. By the end of the period, we had sold our stake in Sears Roebuck & Co., Chevron Texaco Corp., eBay Inc. and QUALCOMM Inc.ix

Finally, our relative overweighting in corporate bonds and in Treasury Inflation Protected Securities (TIPS) helped the fixed-income portion of the fund outperform the overall U.S. bond marketix, as measured by the Lehman Brothers Aggregate Bond Index.vi

Thank you for your investment in the MFS Total Return Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund’s investment goals.

Sincerely,

David M. Calabro

Investment Team Manager

Massachusetts Financial Services Company

November 17, 2004

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MANAGER OVERVIEW

Travelers Managed Income Portfolio

Special Shareholder Notice

Effective January 1, 2004, Gene C. Collins and Kurt Lin were named co-portfolio managers for the fund. Mr. Collins is Senior Vice President of Travelers Asset Management International Company LLC (“TAMIC”). Mr. Lin is Vice President of TAMIC.

Performance Update

For the 12 months ended October 31, 2004, the Travelers Managed Income Portfolio, returned 4.19%.4 In comparison, the fund’s unmanaged benchmark, the Lehman Brothers Intermediate Government/Credit Bond Indexx, returned 4.33% for the same period. The fund underperformed the Lipper variable intermediate investment grade debt funds category average5, which was 5.19%.

Market Review

The economy continued to grow at a solid and sustainable pace during the fund’s fiscal year. After posting a solid advance in the fourth quarter of 2003 and first quarter of 2004, gross domestic productii growth averaged 3.50% in the second and third quarters of this year. During that six-month period, the unemployment rate declined to approximately 5.40%.

Recently, we believe that consumer spending has been expanding at a healthy pace and business investment growth has been strong. Consumer wage and salary income growth continue to be in the 5.00% range and we feel they are supportive of moderate growth in consumer spending going forward. Labor markets have improved over the past year, but the pace of job growth slowed over the summer of 2004 according to data released during the reporting period.xi We believe the strength of the labor market is one of the big questions facing the economy, but corporate fundamentals point decidedly toward further improvement.

[4]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[5]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2004, calculated among the 44 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

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Contributors to Performance

High-quality corporate bond spreads (difference between yields) narrowed dramatically in November and December of 2003, generating impressive excess returns versus treasuries. After widening earlier in the spring of 2004, spreads stabilized in May 2004. During the remainder of the fiscal year spreads narrowed marginally and, all told, corporate bonds provided the best excess returns of any asset class over the reporting period. The main driver of the fund’s returns has been the yield curve structure of the portfolio, as the yield curve flattened with short-term interest rates rising by about 100 basis points (equal to 1.00% in yield) and long-term rates falling roughly 35 basis points over the fiscal year.

In addition to our rate structure, the portfolio benefited from its overweight in the corporate sector and collateralized mortgage-backed securities.xii These were the two best-performing sectors relative to treasuries over the reporting period. The corporate sector’s significant spread narrowing in 2003 and the plateau earlier in 2004 gave rise to our earlier caution about valuations in this sector. However, spreads still remain relatively high versus their levels during most of the 1990’s, with the exception of the 1990-1991 recession.

No one can say with any certainty how the economy will perform going forward and how it will impact securities performance. Nonetheless, the potential scenario of a sustained economic recovery could lead to a further improvement in corporate fundamentals and may potentially result in a return to spread narrowing on selective issuers going forward. We feel that there was an increase in the uncertainty of future economic growth prospects and corporate profitability in the spring of this year. However, as the economic recovery progressed, market perceptions of these risks appear to have diminished. Although there are no assurances as to how one class of fixed-income securities will perform against another, it’s our belief that the prospect for further reduction of credit risks makes corporate fixed-income securities attractive relative to treasuries in a potentially rising interest rate environment.

Thank you for your investment in the Travelers Managed Income Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund’s investment goals.

Sincerely,

Gene C. Collins Senior Vice President Travelers Asset Management International Company, LLC	Kurt Lin Vice President Travelers Asset Management International Company, LLC

November 17, 2004

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MANAGER OVERVIEW

Smith Barney Money Market Portfolio

Performance Update

For the 12 months ended October 31, 2004, the Smith Barney Money Market Portfolio returned 0.71%.6 These shares underperformed the fund’s unmanaged benchmark, the 90-Day U.S. Treasury Bill Indexxiii, which returned 1.17% for the same period. In comparison, the Lipper variable money market funds category average7 was 0.68%. As of October 31, 2004, the fund’s seven-day current yield was 1.32% and its seven-day effective yield, which reflects compounding, was 1.32%xiv.

Market Review

When the period began, evidence of an improved economy was already unfolding. However, market participants believed the Fediii would maintain its target for the federal funds rateiv at low levels to help sustain the recovery. This policy stance could help forestall potential deflationary forces as well as keep money market yields near their historic lows.

In early 2004, broader-based economic indicators continued to reflect a favorable overall outlook. At the same time, geopolitical concerns remained at the forefront of the U.S. political agenda and added an element of uncertainty to the fixed-income markets. Short-term interest rates steadied and the Fed remained “patient in removing its policy accommodation.”xv

As the fiscal year progressed, rising corporate profits and improved balanced sheets set the stage for a sustained recovery. Renewed corporate and consumer spending led to robust output growth and encouraged businesses to hire additional workers. Both consumer and producer prices started to inch higher, and earlier fears of deflation began to subside. Strong domestic and global

[6]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[7]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2004, calculated among the 110 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

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demand also put additional upward pressure on commodity prices. Against this backdrop, Fed monetary policy was seen as highly accommodative and expectations were that it would start moving to a more neutral stance (or bias) on interest rates. At this point, money market yields began to rise sharply in anticipation of possible Fed rate increases.

As expected, the Fed raised its target for the federal funds rate by 0.25% to 1.25% at the end of June as a countermeasure to the resilient strength of the economy. This was the first rate increase in four years. The Fed again raised its target for the short-term rate in 0.25% increments in August, September and, after the reporting period ended on November 10, 2004, to 2.00%.

Contributors to Performance

In response to the strong economic growth, and in anticipation that the Fed was moving toward a more neutral policy, we remained cautious in our maturity stance. At the end of the second quarter of 2004 we began to shorten the fund’s average maturity and gradually moved from a weighted average maturity in the mid-40 day range to the 30s, which we maintained until the end of the fiscal year. This maturity level is shorter than the average maturity of the benchmark. This approach can provide the fund with the ability to more quickly reinvest capital from maturing instruments into potentially higher-yielding issues as rates rose. The portfolio remained positioned in commercial paper, foreign and domestic bank obligations, and government-agency money market instruments.

Thank you for your investment in the Smith Barney Money Market Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund’s investment goals.

Sincerely,

Martin R. Hanley

Portfolio Manager

November 17, 2004

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS:

MFS Total Return Portfolio: The fund may invest in high yield bonds. High yield bonds involve greater credit and liquidity risks than investment grade bonds. The fund may invest in foreign securities. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact of fund performance. As interest rates rise, bond prices fall, reducing the value of the fund’s share price.

Travelers Managed Income Portfolio: The fund may invest in high yield bonds. High yield bonds involve greater credit and liquidity risks than investment grade bonds. The fund may invest in foreign securities. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact of fund performance. As interest rates rise, bond prices fall, reducing the value of the fund’s share price.

Smith Barney Money Market Portfolio: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the fund.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

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[i]	Source: Bureau of Economic Analysis, U.S. Department of Commerce. January 2, 2004.
ii	Source: Commerce Department (Bureau of Economic Analysis). Refers to quarterly growth of Gross Domestic Product (“GDP”). GDP a market value of goods and services produced by labor and property in a given country.
iii	Source: U.S. Federal Reserve Board. The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
[v]	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
vi	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
vii	The Lehman Brothers Government/Credit Bond Index is a broad based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher). Management has determined that the Lehman Brothers Aggregate Bond Index more accurately reflects the composition of the fund than the Lehman Brothers Government/Credit Bond Index. In future reports, the Lehman Brothers Aggregate Bond Index will be used as the total return benchmark, rather than the Lehman Brothers Government/Credit Bond Index.
viii	The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings as of October 31, 2004 were: Common Stock (59.4%); U.S. Government Obligations and Agencies (26.2%); Corporate Bonds and Notes (10.1%); Short-Term Investments (2.2%); Collateralized Mortgage Obligations (1.3%). The fund’s portfolio composition is subject to change at any time.
ix	Portfolio holdings and breakdowns are as of October 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings as of this date were: Bank of America Corp. (2.0%), JPMorgan Chase & Co. (2.0%), Sprint Corp. Series 1, FON shares (1.9%), Verizon Communications Inc. (1.8%), U.S. Treasury Bonds, 6.250% due 8/15/23 (1.6%), Viacom Inc., Class B shares (1.6%), Johnson & Johnson (1.4%), Comcast Corp., Special Class A shares (1.3%), Merrill Lynch & Co. (1.2%), Lockheed Martin Corp. (1.2%). Please refer to pages 23 through 38 for a list and percentage breakdown of the fund’s holdings.
[x]	The Lehman Brothers Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.
xi	Bureau of Economic Analysis, U.S. Department of Commerce. July 2, 2004.
xii	The mention of industry breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five industry holdings as of October 31, 2004 were: U.S. Government Obligations and Agencies (37.6%); Financial Services (14.0%); Utilities (8.8%); Telecommunications (6.8%); Collateralized Mortgage Obligations (4.2%). The fund’s portfolio composition is subject to change at any time.
xiii	The 90-Day U.S. Treasury Bill Index is an unmanaged index that consists of one 90-day United States Treasury Bill whose return is tracked until its maturity.
xiv	The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.
xv	Source: U.S. Federal Reserve Board, January 28, 2004.

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MFS Total Return Portfolio

Fund at a Glance (unaudited)

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Travelers Managed Income Portfolio

Fund at a Glance (unaudited)

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Smith Barney Money Market Portfolio

Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on May 1, 2004 and held for the six months ended October 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
MFS Total Return Portfolio	5.27%	$1,000.00	$1,052.70	0.83%	$4.28

Travelers Managed Income Portfolio	3.05	1,000.00	1,030.50	0.69	3.52

Smith Barney Money Market Portfolio	0.44	1,000.00	1,004.40	0.53	2.67

(1)	For the six months ended October 31, 2004.
(2)	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary waiver) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
MFS Total Return Portfolio	5.00%	$1,000.00	$1,020.96	0.83%	$4.22

Travelers Managed Income Portfolio	5.00	1,000.00	1,021.67	0.69	3.51

Smith Barney Money Market Portfolio	5.00	1,000.00	1,022.47	0.53	2.69

(1)	For the six months ended October 31, 2004.
(2)	Expenses (net of voluntary waiver) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

18       Travelers Series Fund Inc.      |      2004 Annual Report

MFS Total Return Portfolio

Average Annual Total Returns† (unaudited)

Twelve Months Ended 10/31/04	11.36%

Five Years Ended 10/31/04	6.43

Ten Years Ended 10/31/04	10.34

6/16/94* through 10/31/04	9.93

Cumulative Total Return† (unaudited)
Ten Years Ended 10/31/04	167.60%

†	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
*	Commencement of operations.

19       Travelers Series Fund Inc.      |      2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of

MFS Total Return Portfolio vs. S&P 500 Index,

Lehman Brothers Government/Credit Bond Index

and Lehman Brothers Aggregate Bond Index†

October 1994 — October 2004

†	Hypothetical illustration of $10,000 invested in shares of the MFS Total Return Portfolio on October 31, 1994, assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2004. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Lehman Brothers Government/Credit Bond Index, is a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. Management has determined that the Lehman Brothers Aggregate Bond Index more accurately reflects the composition of the fund than the Lehman Brothers Government/Credit Bond Index. In future reports, the Lehman Brothers Aggregate Bond Index will be used as the total return benchmark, rather than the Lehman Brothers Government/Credit Bond Index. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

20       Travelers Series Fund Inc.      |      2004 Annual Report

Travelers Managed Income Portfolio

Average Annual Total Returns† (unaudited)

Twelve Months Ended 10/31/04	4.19%

Five Years Ended 10/31/04	5.63

Ten Years Ended 10/31/04	6.17

6/16/94* through 10/31/04	5.98

Cumulative Total Return† (unaudited)

Ten Years Ended 10/31/04	82.04%

†	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
*	Commencement of operations.

21       Travelers Series Fund Inc.      |      2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the

Travelers Managed Income Portfolio vs.

Lehman Brothers Intermediate Government/Credit Bond Index†

October 1994 — October 2004

†	Hypothetical illustration of $10,000 invested in shares of the Travelers Managed Income Portfolio on October 31, 1994, assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2004. The Lehman Brothers Intermediate Government/Credit Bond Index, is a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

22       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments October 31, 2004

MFS TOTAL RETURN PORTFOLIO

SHARES	SECURITY	VALUE

COMMON STOCK — 59.4%
CONSUMER DISCRETIONARY — 7.2%
Auto Components — 0.1%
13,300	Magna International Inc., Class A Shares	$970,235

Hotels, Restaurants and Leisure — 0.3%
92,000	Hilton Hotels Corp.	1,830,800
46,920	McDonald's Corp.	1,367,718

		3,198,518

Household Durables — 0.4%
217,820	Newell Rubbermaid Inc. (a)	4,696,199

Leisure Equipment and Products — 0.5%
34,540	Hasbro, Inc.	611,013
267,730	Mattel, Inc.	4,687,952

		5,298,965

Media — 4.5%
503,280	Comcast Corp., Special Class A Shares (b)	14,615,251
18,620	Cox Communications, Inc., Class A Shares (b)	641,273
59,500	Dex Media, Inc. (b)	1,261,400
7,400	Grupo Televisa, S.A., Sponsored ADR (b)	407,000
65,600	The News Corp. Ltd., Sponsored Preferred ADR Shares (a)	2,062,464
448,860	Reed Elsevier PLC	4,006,223
53,430	Time Warner Inc. (b)	889,075
59,970	Tribune Co.	2,590,704
510,133	Viacom Inc., Class B Shares	18,614,753
261,810	The Walt Disney Co.	6,602,848

		51,690,991

Multiline Retail — 0.1%
52,300	Family Dollar Stores, Inc.	1,545,465

Specialty Retail — 1.3%
400,510	The Gap, Inc.	8,002,190
94,210	The Home Depot, Inc.	3,870,147
155,320	The TJX Cos., Inc.	3,724,574

		15,596,911

	TOTAL CONSUMER DISCRETIONARY	82,997,284

CONSUMER STAPLES — 4.2%
Beverages — 0.6%
75,770	Diageo PLC	1,012,671
118,700	PepsiCo, Inc.	5,885,146

		6,897,817

Food and Drug Retailing — 0.2%
728,520	Rite Aid Corp. (b)	2,710,094

See Notes to Financial Statements.

23       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

MFS TOTAL RETURN PORTFOLIO

SHARES	SECURITY	VALUE

Food Products — 2.0%
257,757	Archer-Daniels-Midland Co. (a)	$4,992,753
158,040	General Mills, Inc.	6,993,270
99,000	H.J. Heinz Co.	3,598,650
79,670	Kellogg Co.	3,425,810
197,280	Sara Lee Corp.	4,592,678

		23,603,161

Household Products — 0.7%
41,800	Colgate-Palmolive Co.	1,865,116
93,430	The Kimberly-Clark Corp.	5,574,968

		7,440,084

Tobacco — 0.7%
170,240	Altria Group, Inc.	8,249,830

	TOTAL CONSUMER STAPLES	48,900,986

ENERGY — 6.1%
Energy Equipment and Services — 2.1%
38,000	BJ Services Co.	1,938,000
73,290	Cooper Cameron Corp. (a)(b)	3,543,572
265,720	GlobalSantaFe Corp.	7,838,740
225,980	Noble Corp. (b)	10,322,766
15,900	Schlumberger Ltd.	1,000,746

		24,643,824

Oil and Gas — 4.0%
209,686	BP PLC, Sponsored ADR	12,214,210
57,730	ConocoPhillips	4,867,216
99,480	Devon Energy Corp.	7,358,536
52,000	EnCana Corp.	2,568,800
16,540	EOG Resources, Inc.	1,100,902
204,186	Exxon Mobil Corp.	10,050,035
48,500	Total SA, Sponsored ADR	5,057,580
76,900	Unocal Corp.	3,210,575

		46,427,854

	TOTAL ENERGY	71,071,678

FINANCIALS — 14.8%
Banks — 5.1%
522,692	Bank of America Corp. (c)	23,411,375
457,230	Mellon Financial Corp. (a)	13,213,947
185,920	The PNC Financial Services Group, Inc.	9,723,616
123,530	SunTrust Banks, Inc.	8,694,041
92,446	U.S. Bancorp	2,644,880
44,500	Wachovia Corp.	2,189,845

		59,877,704

See Notes to Financial Statements.

24       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

MFS TOTAL RETURN PORTFOLIO

SHARES	SECURITY	VALUE

Diversified Financials — 6.7%
153,900	American Express Co.	$8,167,473
69,760	Fannie Mae	4,893,664
32,430	Franklin Resources, Inc.	1,965,907
137,150	Freddie Mac	9,134,190
65,880	The Goldman Sachs Group, Inc.	6,481,274
603,758	JPMorgan Chase & Co.	23,305,059
133,520	MBNA Corp.	3,422,118
265,540	Merrill Lynch & Co., Inc.	14,323,228
121,200	Morgan Stanley	6,192,108

		77,885,021

Insurance — 3.0%
44,500	AFLAC Inc.	1,596,660
229,410	The Allstate Corp.	11,032,327
15,100	The Chubb Corp. (a)	1,089,163
334,140	Conseco, Inc. (b)	5,600,186
143,430	The Hartford Financial Services Group, Inc.	8,387,786
174,160	MetLife, Inc.	6,679,036

		34,385,158

	TOTAL FINANCIALS	172,147,883

HEALTHCARE — 6.0%
Biotechnology — 0.2%
86,460	MedImmune, Inc. (b)	2,457,193

Healthcare Equipment and Supplies — 0.1%
33,700	Baxter International Inc.	1,036,612

Healthcare Providers and Services — 0.8%
119,190	Apria Healthcare Group Inc. (a)(b)	3,261,038
37,700	HCA Inc.	1,384,721
428,730	Tenet Healthcare Corp. (b)	4,595,986

		9,241,745

Pharmaceuticals — 4.9%
234,470	Abbott Laboratories	9,995,456
9,920	Eli Lilly and Co.	544,707
280,140	Johnson & Johnson	16,354,573
387,240	Merck & Co. Inc.	12,124,484
30,510	Novartis AG	1,453,584
48,600	Pfizer Inc.	1,406,970
15,550	Roche Holding AG	1,588,085
344,170	Wyeth	13,646,341

		57,114,200

	TOTAL HEALTHCARE	69,849,750

See Notes to Financial Statements.

25       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

MFS TOTAL RETURN PORTFOLIO

SHARES	SECURITY	VALUE

INDUSTRIALS — 5.2%
Aerospace and Defense — 1.9%
248,960	Lockheed Martin Corp.	$13,715,206
55,410	Northrop Grumman Corp.	2,867,468
41,000	Precision Castparts Corp.	2,460,000
30,800	United Technologies Corp.	2,858,856

		21,901,530

Airlines — 0.1%
103,190	Southwest Airlines Co.	1,627,306

Building Products — 0.3%
98,220	Masco Corp.	3,365,017

Commercial Services and Supplies — 0.1%
33,200	Fiserv, Inc. (b)	1,179,928

Electrical Equipment — 0.3%
22,110	Cooper Industries, Inc.	1,412,829
42,100	Emerson Electric Co.	2,696,505

		4,109,334

Industrial Conglomerates — 1.4%
373,980	General Electric Co.	12,760,198
16,400	Honeywell International Inc.	552,352
77,700	Tyco International Ltd.	2,420,355

		15,732,905

Machinery — 0.8%
28,100	Caterpillar Inc.	2,263,174
33,850	Deere & Co.	2,023,553
26,000	Eaton Corp.	1,662,700
27,100	Ingersoll-Rand Co. Ltd., Class A Shares	1,854,724
26,600	Toyota Motor Corp.	1,036,201

		8,840,352

Road and Rail — 0.3%
51,810	Burlington Northern Santa Fe Corp.	2,166,176
19,270	Union Pacific Corp.	1,213,432

		3,379,608

	TOTAL INDUSTRIALS	60,135,980

INFORMATION TECHNOLOGY — 4.1%
Communications Equipment — 1.5%
56,200	Cisco Systems, Inc. (b)	1,079,602
706,900	Nokia Corp., Sponsored ADR	10,900,398
1,542,340	Nortel Networks Corp. (b)	5,228,533

		17,208,533

See Notes to Financial Statements.

26       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

MFS TOTAL RETURN PORTFOLIO

SHARES	SECURITY	VALUE

Computers and Peripherals — 0.4%
179,500	Hewlett-Packard Co.	$3,349,470
12,190	International Business Machines Corp.	1,094,053

		4,443,523

IT Consulting and Services — 0.3%
157,100	Accenture Ltd., Class A Shares (a)(b)	3,803,391

Office Electronics — 0.1%
73,000	Xerox Corp. (a)(b)	1,078,210

Semiconductor Equipment and Products — 0.1%
8,500	Analog Devices, Inc.	342,210
16,330	Novellus Systems, Inc. (a)(b)	423,110

		765,320

Software — 1.7%
49,900	Cadence Design Systems, Inc. (b)	620,756
166,200	Computer Associates International, Inc.	4,605,402
484,790	Microsoft Corp.	13,569,272
87,900	Oracle Corp. (b)	1,112,814

		19,908,244

	TOTAL INFORMATION TECHNOLOGY	47,207,221

MATERIALS — 4.4%
Chemicals — 2.4%
75,230	Air Products and Chemicals, Inc.	4,000,731
82,800	The Dow Chemical Co.	3,721,032
198,070	E.I. du Pont de Nemours and Co.	8,491,261
83,870	Monsanto Co.	3,585,443
86,550	PPG Industries, Inc.	5,517,563
10,300	Praxair, Inc.	434,660
18,970	Syngenta AG	1,807,571

		27,558,261

Containers and Packaging — 0.9%
404,670	Owens-Illinois, Inc. (b)	7,498,535
160,090	Smurfit-Stone Container Corp. (b)	2,779,162

		10,277,697

Metals and Mining — 0.4%
163,700	BHP Billiton PLC (b)	1,662,293
160,580	Companhia Vale do Rio Doce, Sponsored ADR (b)	3,397,873

		5,060,166

Paper and Forest Products — 0.7%
101,050	Bowater Inc.	3,722,682
113,250	International Paper Co.	4,361,258

		8,083,940

	TOTAL MATERIALS	50,980,064

See Notes to Financial Statements.

27       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

MFS TOTAL RETURN PORTFOLIO

SHARES	SECURITY	VALUE

TELECOMMUNICATION SERVICES — 5.0%
Diversified Telecommunication Services — 3.9%
79,324	SBC Communications Inc.	$2,003,724
1,074,740	Sprint Corp., Series 1, FON Shares	22,515,803
540,874	Verizon Communications Inc.	21,148,173

		45,667,700

Wireless Telecommunication Services — 1.1%
483,567	Vodafone Group PLC, Sponsored ADR (a)	12,471,193

	TOTAL TELECOMMUNICATION SERVICES	58,138,893

UTILITIES — 2.4%
Electric Utilities — 2.0%
1,370,960	Calpine Corp. (a)(b)	3,413,690
62,740	Cinergy Corp. (a)	2,479,485
49,080	Dominion Resources, Inc. (a)	3,156,826
45,620	Energy East Corp.	1,149,624
80,380	Entergy Corp.	5,253,637
68,790	Exelon Corp.	2,725,460
13,590	FirstEnergy Corp.	561,675
60,190	PPL Corp.	3,129,880
23,360	TXU Corp.	1,430,099

		23,300,376

Gas Utilities — 0.3%
47,800	AGL Resources Inc.	1,491,360
22,300	KeySpan Corp.	890,885
22,800	National Fuel Gas Co.	638,856
9,400	Sempra Energy	315,276

		3,336,377

Multi-Utilities — 0.1%
76,924	NiSource Inc.	1,650,020

	TOTAL UTILITIES	28,286,773

	TOTAL COMMON STOCK (Cost — $624,164,430)	689,716,512

FACE AMOUNT
U.S. GOVERNMENT OBLIGATIONS AND AGENCIES — 26.2%
U.S. Treasury Obligations — 7.9%
	U.S. Treasury Notes:
$9,995,000	1.625% due 3/31/05 (a)	9,980,167
1,725,000	1.250% due 5/31/05 (a)	1,717,049
3,004,000	5.750% due 11/15/05 (a)	3,112,309
2,913,000	6.875% due 5/15/06 (a)	3,110,426
9,240,000	7.000% due 7/15/06 (a)	9,939,145

See Notes to Financial Statements.

28       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

MFS TOTAL RETURN PORTFOLIO

FACE AMOUNT		SECURITY	VALUE

U.S. Treasury Obligations — 7.9% (continued)
$ 1,719,000		4.375% due 5/15/07 (a)	$1,789,708
3,098,000		3.250% due 8/15/07 (a)	3,139,027
9,974,000		3.000% due 11/15/07 (a)	10,028,548
3,161,000		5.500% due 2/15/08 (a)	3,418,328
95,000		4.000% due 6/15/09 (a)	98,128
3,767,000		4.000% due 11/15/12 (a)	3,809,970
5,204,000		3.875% due 2/15/13 (a)	5,207,258
2,762,000		4.750% due 5/15/14 (a)	2,921,249
		U.S. Treasury Bonds:
15,834,000		6.250% due 8/15/23 (a)	18,708,868
4,865,000		5.375% due 2/15/31 (a)	5,285,560
		U.S. Treasury Inflationary Index Bonds:
3,127,680		4.250% due 1/15/10 (a)	3,666,960
4,929,231		3.000% due 7/15/12 (a)	5,519,969

		Total U.S. Treasury Obligations	91,452,669

	RATING(d)
U.S. Government Agency Bonds and Notes — 4.4%
1,905,000	AAA	Federal Home Loan Bank (FHLB) Notes, 2.875% due 9/15/06 (a)	1,911,319
		Federal Home Loan Mortgage Corp. (FHLMC), Reference Notes:
10,656,000	Aaa*	7.000% due 7/15/05	11,005,517
5,614,000	AAA	2.750% due 10/15/06 (a)	5,612,821
2,663,000	AAA	2.875% due 12/15/06 (a)	2,666,736
		Federal National Mortgage Association (FNMA), Benchmark Notes:
2,000,000	AAA	2.500% due 6/15/06	1,995,932
1,771,000	AAA	5.250% due 4/15/07	1,867,959
3,451,000	AAA	6.000% due 5/15/08 (a)	3,766,152
11,056,000	Aaa*	6.625% due 9/15/09 to 11/15/10	12,589,428
372,000	Aaa*	6.000% due 5/15/11	414,585
5,955,000	AAA	6.125% due 3/15/12	6,701,060
1,757,000	AAA	4.125% due 4/15/14 (a)	1,717,248
1,447,000	AAA	4.625% due 10/15/14 (a)	1,461,328

		Total U.S. Government Agency Bonds and Notes	51,710,085

U.S. Government Agency Pass-Throughs — 13.9%
		Federal Home Loan Mortgage Corp. (FHLMC):
106,546		6.500% due 12/1/15	112,964
4,455,304		4.500% due 5/1/18 to 1/1/19	4,480,294
2,959,638		5.000% due 5/1/18 to 6/1/19	3,022,767

See Notes to Financial Statements.

29       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

MFS TOTAL RETURN PORTFOLIO

FACE AMOUNT		SECURITY	VALUE

U.S. Government Agency Pass-Throughs — 13.9% (continued)
$ 382,283		5.500% due 4/1/19 to 7/1/19	$396,263
274,716		6.000% due 8/1/19	288,590
1,420,020		6.000% due 2/1/23	1,480,155
5,619,199		5.000% due 9/1/33 to 11/1/33	5,620,068
11,000,973		5.500% due 5/1/33 to 4/1/34	11,227,912
5,686,984		6.000% due 4/1/34 to 8/1/34	5,897,080
1,658,803		6.500% due 5/1/34 to 8/1/34	1,744,999
		Federal National Mortgage Association (FNMA):
1,400,000		5.722% due 2/1/09	1,493,691
192,369		6.330% due 3/1/11	212,686
141,517		4.667% due 4/1/13	144,369
783,838		4.019% due 8/1/13	765,152
284,010		4.630% due 4/1/14	288,068
1,005,153		4.518% due 5/1/14	1,006,989
6,113,977		6.000% due 7/1/16 to 7/1/17	6,421,310
7,096,815		4.500% due 4/1/18 to 6/1/19	7,131,709
11,140,328		5.000% due 11/1/17 to 7/1/19	11,387,668
10,554,227		5.500% due 11/1/17 to 9/1/19	10,949,258
1,594,340		7.500% due 10/1/29 to 1/1/32	1,710,258
12,335,385		6.500% due 11/1/28 to 8/1/34	12,997,538
492,266		5.000% due 6/1/34	491,223
19,208,656		6.000% due 2/1/32 to 8/1/34	19,951,109
32,159,666		5.500% due 2/1/33 to 10/1/34	32,811,672
		Government National Mortgage Association (GNMA):
246,160		7.000% due 8/15/32	262,882
10,591,758		5.500% due 11/15/32 to 8/15/33	10,863,420
440,000		5.000% due 6/15/34	442,226
1,547,323		6.500% due 3/15/28 to 7/15/34	1,639,233
5,395,750		6.000% due 10/15/32 to 7/15/34	5,621,921

		Total U.S. Government Agency Pass-Throughs	160,863,474

		TOTAL U.S. GOVERNMENT OBLIGATIONS AND AGENCIES (Cost — $299,971,406)	304,026,228

	RATING(d)
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.3%
482,272	Aaa*	Bear Stearns Commercial Mortgage Securities, Series 1999-WF2, Class A1, 6.800% due 7/15/31	508,833
201,117	BBB	Blackrock Capital Finance L.P., Series 1996-R1, Class B2, 7.750% due 9/25/26 (e)	187,637
		Chase Commercial Mortgage Securities Corp.:
1,167,000	AAA	Series 1998-2, Class A2, 6.390% due 11/18/30	1,277,410
289,448	Aaa*	Series 2000-2, Class A1, 7.543% due 7/15/32	315,468

See Notes to Financial Statements.

30       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

MFS TOTAL RETURN PORTFOLIO

FACE AMOUNT	RATING(d)	SECURITY	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.3% (continued)
		CRIIMI MAE Commercial Mortgage Trust:
$ 420,000	AAA	Series 1998-1, Class C, 6.701% due 6/20/30 (e)	$442,775
2,150,000	AAA	Series 1998-C1, Class A2, 7.000% due 6/2/33 (e)	2,337,131
550,000	Aaa*	CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A3, 6.380% due 12/16/35	612,921
1,146,419	Aaa*	Deutsche Mortgage and Asset Receiving Corp., Series 1998-C1, Class A2, 6.538% due 6/15/31	1,236,360
480,762	AAA	First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Series 1998-C2, Class A2, 6.560% due 11/18/35	523,344
		First Union-Lehman Brothers Commercial Mortgage Trust:
351,941	Aaa*	Series 1997-C1, Class A3, 7.380% due 4/18/29	379,421
602,562	AAA	Series 1997-C2, Class A3, 6.650% due 11/18/29	649,019
613,275	AAA	GS Mortgage Securities Corp. II, Series 1998-C1, Class A1, 6.060% due 10/18/30	627,362
396,000	AAA	J.P. Morgan Commercial Mortgage Finance Corp., Series 1998-C6, Class A3, 6.613% due 1/15/30	428,021
396,254	AAA	Merrill Lynch Mortgage Investors, Inc., Series 1998-C2, Class A2, 6.390% due 2/15/30	423,029
36,223,551	NR	Morgan Stanley Capital I, Inc., Series 1998-HF2, Class X, Interest Only, 0.626% due 11/15/30 (e)(f)	897,507
1,406,662	AAA	Mortgage Capital Funding, Inc., Series 1998-MC3, Class A2, 6.337% due 11/18/31	1,523,217
304,491	AAA	Multi-Family Capital Access One, Inc., Series 1, Class A, 6.650% due 1/15/24	337,241
163,363	AAA	Residential Accredit Loans, Inc., Series 1998-QS4, Class AI5, 7.000% due 3/25/28	163,239
187,381	AAA	Residential Funding Mortgage Securities, Series 2001-S28, Class A1, 6.000% due 12/25/16	187,161
2,101,142	NR	Small Business Administration Participation Certifications, Series 2003-20G, Class 1, 4.350% due 7/1/23	2,089,644

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $14,719,302)	15,146,740

ASSET-BACKED SECURITIES — 0.4%
203,167	AAA	Beneficial Mortgage Corp., Series 1997-2, Class A, 2.079% due 9/28/37 (f)	201,851
2,750,000	AAA	Capital One Auto Finance Trust, Series 2002-A, Class A4, 4.790% due 1/15/09	2,800,270
333,506	Aaa*	Falcon Franchise Loan LLC, Series 2000-1, Class A-1, 7.382% due 5/5/10 (e)	356,364
500,000	AAA	Providian Gateway Master Trust, Series 2000-B, Class A, 2.150% due 3/16/09 (e)(f)	501,518

See Notes to Financial Statements.

31       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

MFS TOTAL RETURN PORTFOLIO

FACE AMOUNT	RATING(d)	SECURITY	VALUE

ASSET-BACKED SECURITIES — 0.4% (continued)
$ 548,647	AAA	Residential Asset Mortgage Products, Inc., Series 2003-RZ5, Class A3, 3.800% due 7/25/30	$549,885

		TOTAL ASSET-BACKED SECURITIES (Cost — $4,369,010)	4,409,888

CORPORATE BONDS AND NOTES — 10.1%
CONSUMER DISCRETIONARY — 0.7%
Automotive — 0.5%
		DaimlerChrysler North America Holding Corp., Notes:
453,000	BBB	8.000% due 6/15/10	529,320
2,083,000	BBB	6.500% due 11/15/13	2,278,535
1,316,000	BBB-	Ford Motor Co., 7.450% due 7/16/31	1,285,277
		General Motors Corp.:
411,000	BBB-	Notes, 7.200% due 1/15/11 (a)	433,496
800,000	BBB-	Sr. Debentures, 8.375% due 7/15/33 (a)	834,785

			5,361,413

Media — 0.2%
150,000	BBB-	A.H. Belo Corp., Sr. Debentures, 7.750% due 6/1/27	174,696
572,000	BBB-	News America Holdings, Sr. Debentures, 8.500% due 2/23/25	743,006
484,000	BBB+	Time Warner Entertainment Co. L.P., Notes, 10.150% due 5/1/12	635,229
		The Walt Disney Co., Sr. Notes:
651,000	BBB+	6.375% due 3/1/12	726,278
370,000	BBB+	Series B, 6.750% due 3/30/06	389,909

			2,669,118

		TOTAL CONSUMER DISCRETIONARY	8,030,531

CONSUMER STAPLES — 0.4%
Beverages — 0.1%
1,416,000	BBB+	Miller Brewing Co., Notes, 5.500% due 8/15/13 (e)	1,488,838

Food Products — 0.3%
1,464,000	BBB	Cadbury Schweppes US Finance LLC, Notes, 5.125% due 10/1/13 (e)	1,497,572
602,000	BBB+	Kraft Foods Inc., Notes, 6.250% due 6/1/12	663,583
1,557,000	BBB	The Kroger Co., Sr. Notes, 6.750% due 4/15/12	1,757,145

			3,918,300

		TOTAL CONSUMER STAPLES	5,407,138

ENERGY — 0.5%
Energy Equipment and Services — 0.2%
472,000	BBB	CenterPoint Energy Resources Corp., Sr. Notes, Series B, 7.875% due 4/1/13	565,152
985,000	BBB+	Kinder Morgan Energy Partners, L.P., Sr. Bonds, 7.750% due 3/15/32	1,188,558

			1,753,710

See Notes to Financial Statements.

32       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

MFS TOTAL RETURN PORTFOLIO

FACE AMOUNT	RATING(d)	SECURITY	VALUE

Oil and Gas — 0.3%
$ 850,000	BBB-	Amerada Hess Corp., Notes, 7.300% due 8/15/31	$959,782
988,000	BBB	Devon Financing Corp., ULC, Notes, 6.875% due 9/30/11	1,132,873
537,000	A-	EnCana Holdings Finance Corp., Notes, 5.800% due 5/1/14	579,092
438,000	BBB	Kerr-McGee Corp., Notes, 6.950% due 7/1/24	483,727
525,000	BBB-	Pioneer Natural Resources Co., Sr. Notes, 5.875% due 7/15/16	558,806

			3,714,280

		TOTAL ENERGY	5,467,990

FINANCIALS — 4.4%
Banks — 0.9%
2,663,000	A	Bank of America Corp., Sub. Notes, 7.400% due 1/15/11	3,123,896
975,000	A+	Barclays Bank PLC, 6.860% Tier 1 Notes (e)(f)	1,094,533
568,000	BBB	Mizuho Financial Group Cayman Ltd., Notes, 5.790% due 4/15/14 (e)	592,106
1,910,000	BBB+	Popular North America, Inc., Notes, 4.250% due 4/1/08	1,955,884
834,000	A-	Wachovia Corp., Sub. Notes, 5.250% due 8/1/14	863,189
2,874,000	AA-	Wells Fargo Bank N.A., Sub. Notes, 7.800% due 6/15/10 (f)	2,963,505

			10,593,113

Diversified Financials — 2.6%
801,000	A-	Abbey National Capital Trust I, 8.963% Trust Preferred Securities (f)	1,106,984
2,500,000	AAA	AIG SunAmerica Global Financing II, Sr. Notes, 7.600% due 6/15/05 (e)	2,577,105
816,000	AAA	AIG SunAmerica Institutional Funding II, Medium-Term Notes, 5.750% due 2/16/09	877,539
3,121,000	A+	CS First Boston (USA), Inc., Notes, 6.500% due 1/15/12	3,502,140
872,000	A1*	DBS Capital Funding Corp., Series A, 7.657% Preference Shares (e)(f)	1,019,098
		Ford Motor Credit Co.:
		Global Landmark Securities:
465,000	BBB-	6.500% due 1/25/07	488,808
669,000	BBB-	7.375% due 2/1/11	726,640
970,000	BBB-	Notes, 7.875% due 6/15/10	1,077,599
		GE Capital Corp.:
		Debentures:
313,000	AAA	8.750% due 5/21/07	357,105
553,000	AAA	8.500% due 7/24/08	646,907
1,232,000	AAA	Medium-Term Notes, Series A, 7.500% due 5/15/05	1,265,881

See Notes to Financial Statements.

33       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

MFS TOTAL RETURN PORTFOLIO

FACE AMOUNT	RATING(d)	SECURITY	VALUE

Diversified Financials — 2.6% (continued)
$ 946,000	BBB-	General Motors Acceptance Corp., Notes, 7.250% due 3/2/11	$1,005,762
1,410,000	A+	The Goldman Sachs Group, Inc., Notes, 5.700% due 9/1/12	1,504,218
550,000	A	HBOS Capital Funding LP, 6.071% Tier 1 Notes (e)(f)	591,853
300,000	D	JET Equipment Trust, Notes, Series 95-D, 11.440% due 11/1/14 (e)(g)	3,000
2,500,000	AAA	KFW International Finance Inc., Medium-Term Notes, 4.250% due 4/18/05 (a)	2,522,915
		Lehman Brothers Holdings Inc., Sr. Notes:
711,000	A	7.750% due 1/15/05	718,736
771,000	A	8.250% due 6/15/07	868,817
896,000	A+	Merrill Lynch & Co., Inc. Medium-Term Notes, Series C, 5.450% due 7/15/14	937,496
599,000	BBB+	MidAmerican Funding LLC., Sr. Secured Bonds, 6.927% due 3/1/29	676,596
864,000	A+	Morgan Stanley, Notes, 6.750% due 4/15/11	981,995
280,000	A-	Natexis AMBS Co., LLC, Series A, 8.440% Preferred Securities (e)(f)	321,948
		Pemex Project Funding Master Trust:
153,000	BBB-	Bonds, 8.625% due 2/1/22	177,098
1,296,000	BBB-	Notes, 7.375% due 12/15/14	1,439,208
600,000	A+	Prudential Funding LLC, Notes, 6.600% due 5/15/08 (e)	661,837
2,000,000	A	RBS Capital Trust II, 6.425% Trust Preferred Securities (f)	2,087,324
1,412,000	A	UniCredito Italiano Capital Trust II, 9.200% Trust Preferred Securities (e)(f)	1,771,533

			29,916,142

Insurance — 0.3%
630,000	BBB-	Fund American Cos., Inc., Notes, 5.875% due 5/15/13	643,466
1,555,000	A	MetLife, Inc., Sr. Notes, 6.500% due 12/15/32	1,695,675
1,500,000	A-	Prudential Financial, Inc., Medium-Term Notes, Series B, 4.500% due 7/15/13	1,460,875

			3,800,016

Real Estate — 0.6%
1,751,000	BBB+	EOP Operating, L.P., Notes, 6.800% due 1/15/09	1,935,240
672,000	BBB	HRPT Properties Trust, Sr. Notes, 6.250% due 8/15/16	709,112

See Notes to Financial Statements.

34       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

MFS TOTAL RETURN PORTFOLIO

FACE AMOUNT	RATING(d)	SECURITY	VALUE

Real Estate — 0.6% (continued)
$ 843,000	BBB	Simon Property Group, L.P., Notes, 6.375% due 11/15/07	$911,138
1,555,000	A	SocGen Real Estate Co. LLC, Series A, 7.640% Trust Preferred Securities (e) (f)	1,731,786
1,804,000	BBB	Vornado Realty L.P., Sr. Notes, 5.625% due 6/15/07	1,895,979

			7,183,255

		TOTAL FINANCIALS	51,492,526

HEALTHCARE — 0.2%
Healthcare Providers and Services — 0.1%
		HCA Inc.:
801,000	BB+	Notes, 6.950% due 5/1/12	845,814
205,000	BB+	Sr. Notes, 8.750% due 9/1/10	236,657

			1,082,471

Pharmaceuticals — 0.1%
705,000	A	Wyeth, Notes, 5.500% due 3/15/13 (f)	726,627

		TOTAL HEALTHCARE	1,809,098

INDUSTRIALS — 1.1%
Aerospace and Defense — 0.6%
1,038,000	BBB	BAE Systems Holdings Inc., Notes, 6.400% due 12/15/11 (e)	1,165,506
2,793,000	A	Boeing Capital Corp., Notes, 6.500% due 2/15/12 (a)	3,147,918
1,395,000	BBB	Northrop Grumman Corp., Sr. Debentures, 7.750% due 2/15/31	1,752,986
615,000	BBB-	Raytheon Co., Sr. Notes, 6.150% due 11/1/08	671,062

			6,737,472

Airlines — 0.0%
260,513	BBB+	Continental Airlines Inc., Series 981A, 6.648% due 9/15/17	245,007

Commercial Services and Supplies — 0.3%
		Cendant Corp., Sr. Notes:
1,108,000	BBB	6.875% due 8/15/06	1,181,020
534,000	BBB	6.250% due 1/15/08	576,694
		Waste Management Inc., Sr. Notes:
1,268,000	BBB	7.000% due 7/15/28	1,419,326
774,000	BBB	7.375% due 8/1/10	897,843

			4,074,883

Machinery — 0.1%
630,000	BBB	Kennametal Inc., Sr. Notes, 7.200% due 6/15/12	701,912

See Notes to Financial Statements.

35       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

MFS TOTAL RETURN PORTFOLIO

FACE AMOUNT	RATING(d)	SECURITY	VALUE

Road and Rail — 0.1%
		Union Pacific Corp., Notes:
$ 292,000	BBB	6.125% due 1/15/12	$319,133
280,000	BBB	5.375% due 5/1/14	288,821

			607,954

		TOTAL INDUSTRIALS	12,367,228

MATERIALS — 0.3%
Chemicals — 0.1%
659,000	A-	The Dow Chemical Co., Notes, 5.750% due 12/15/08	707,904

Paper and Forest Products — 0.2%
748,000	BBB	MeadWestvaco Corp., Debentures, 6.800% due 11/15/32	800,470
1,500,000	BBB	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	1,700,149

			2,500,619

		TOTAL MATERIALS	3,208,523

TELECOMMUNICATION SERVICES — 1.2%
Diversified Telecommunication Services — 1.2%
852,000	A	Bellsouth Corp., Notes, 6.550% due 6/15/34	913,987
623,000	BB+	Citizens Communications Co., Sr. Notes, 8.500% due 5/15/06	672,840
824,000	BBB+	Deutsche Telekom International Finance BV, Bonds, 8.750% due 6/15/30	1,090,575
461,000	BBB+	France Telecom SA, Sr. Notes, 8.500% due 3/1/11	554,370
737,000	BBB	PCCW Capital II Ltd., Notes, 6.000% due 7/15/13 (e)	771,003
737,000	A	SBC Communications Inc., Notes, 5.100% due 9/15/14	743,555
1,315,000	BBB-	Sprint Capital Corp., Notes, 6.875% due 11/15/28	1,416,494
3,319,000	BB+	TCI Communications Inc., Preferred Securities, 9.650% due 3/31/27	3,897,737
		Telecom Italia Capital S.A., Notes:
865,000	BBB+	5.250% due 11/15/13	887,250
325,000	BBB+	6.000% due 9/30/34 (e)	320,533
2,400,000	A+	Verizon New York Inc., Sr. Debentures, Series A, 6.875% due 4/1/12	2,714,710

			13,983,054

Wireless Telecommunications Services — 0.0%
410,000	A	AT&T Wireless Services Inc., Sr. Notes, 7.350% due 3/1/06	434,408

		TOTAL TELECOMMUNICATION SERVICES	14,417,462

See Notes to Financial Statements.

36       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

MFS TOTAL RETURN PORTFOLIO

FACE AMOUNT	RATING(d)	SECURITY	VALUE

UTILITIES — 1.3%
Electric Utilities — 1.3%
$ 1,500,000	BBB	DTE Energy Co., Sr. Notes, 7.050% due 6/1/11	$1,707,029
726,276	BBB-	Entergy Louisiana, Inc., Waterford 3 Secured Lease Obligation Bonds, 8.090% due 1/2/17	815,201
1,407,000	A-	Exelon Generation Co., LLC, Sr. Notes, 6.950% due 6/15/11	1,604,530
796,000	BB+	FirstEnergy Corp., Sr. Notes, Series B, 6.450% due 11/15/11	873,401
1,250,000	A+	Hydro-Québec, Global Debentures, Series JL, 6.300% due 5/11/11	1,410,165
		MidAmerican Energy Holdings Co., Sr. Notes:
544,000	BBB-	3.500% due 5/15/08	538,380
268,000	BBB-	5.875% due 10/1/12	287,239
271,000	A+	Niagara Mohawk Power Corp., Secured Mortgage Bonds, 7.750% due 5/15/06	290,530
299,657	BBB	Northeast Utilities, Notes, Series A, 8.580% due 12/1/06	318,135
1,171,000	BBB-	Oncor Electric Delivery Co., Debentures, 7.000% due 9/1/22	1,334,193
1,500,000	BBB	Pacific Gas & Electric Co., Mortgages, 4.800% due 3/1/14	1,505,055
		Progress Energy, Inc., Sr. Notes:
648,000	BBB-	7.100% due 3/1/11	735,858
755,000	BBB-	6.850% due 4/15/12	848,247
		PSEG Power LLC, Sr. Notes:
405,000	BBB	6.950% due 6/1/12	456,899
533,000	BBB	8.625% due 4/15/31	689,870
750,000	BBB	System Energy Resources Inc., Secured Lease Obligation Bonds, 5.129% due 1/15/14 (e)	762,917
587,000	BBB	TXU Energy Co. LLC, Sr. Notes, 7.000% due 3/15/13	667,540

		TOTAL UTILITIES	14,845,189

		TOTAL CORPORATE BONDS AND NOTES (Cost — $111,424,443)	117,045,685

SOVEREIGN DEBT — 0.2%
Italy — 0.1%
1,500,000	AA-	Republic of Italy, Notes, 4.625% due 6/15/05	1,524,011

See Notes to Financial Statements.

37       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

MFS TOTAL RETURN PORTFOLIO

FACE AMOUNT	RATING(d)	SECURITY	VALUE

Mexico — 0.1%
		United Mexican States:
$ 250,000	BBB-	Medium-Term Notes, Series A, 8.000% due 9/24/22 (a)	$287,937
333,000	BBB-	Notes, 8.125% due 12/30/19	390,609

			678,546

		TOTAL SOVEREIGN DEBT (Cost — $2,123,214)	2,202,557

		SUB-TOTAL INVESTMENTS (Cost — $1,056,771,805)	1,132,547,610

SHORT-TERM INVESTMENT — 2.2%
25,831,000		Federal Home Loan Bank, Discount Notes, due 11/1/04 (Cost — $25,831,000)	25,831,000

		TOTAL INVESTMENTS — 99.8% (Cost — $1,082,602,805**)	1,158,378,610
		Other Assets in Excess of Liabilities — 0.2%	1,777,744

		TOTAL NET ASSETS — 100.0%	$1,160,156,354

LOANED SECURITIES COLLATERAL
98,267,188		State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $98,267,188)	$98,267,188

(a)	All or a portion of this security is on loan (See Notes 1 and 3).
(b)	Non-income producing security.
(c)	All or a portion of this security is segregated for extended settlements.
(d)	All ratings are by Standard & Poor's Rating Service, except for those which are identified by an asterisk (*), which are rated by Moody's Investors Service.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.
(f)	Variable rate security. Rate shown is rate in effect at October 31, 2004.
(g)	Security is currently in default.
**	Aggregate cost for federal income tax purposes is $1,093,839,868.

Abbreviation used in this schedule:
ADR — American Depositary Receipt

See pages 46 and 47 for definitions of ratings.

See Notes to Financial Statements.

38       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

TRAVELERS MANAGED INCOME PORTFOLIO

FACE AMOUNT		SECURITY	VALUE
U.S. GOVERNMENT OBLIGATIONS AND AGENCIES — 37.6%
$1,000,000		U.S. Treasury Bonds, 5.375% due 2/15/31	$1,086,446
		U.S. Treasury Notes:
35,272,000		5.875% due 11/15/05	36,590,573
13,500,000		6.500% due 10/15/06	14,516,199
25,000,000		5.625% due 5/15/08	27,230,475
1,400,000		3.375% due 12/15/08	1,414,438
10,165,000		4.250% due 8/15/14	10,347,655
1,500,000		Federal Home Loan Mortgage Corp., Medium Term Notes, 2.900% due 2/27/19	1,491,590
		Federal National Mortgage Association:
		Benchmark Notes:
3,100,000		1.750% due 6/16/06	3,056,904
4,900,000		6.000% due 5/15/11	5,460,922
3,450,000		Notes, 2.000% due 2/9/07	3,440,209

		TOTAL U.S. GOVERNMENT OBLIGATIONS AND AGENCIES (Cost — $105,431,174)	104,635,411

	RATING(a)
CORPORATE BONDS AND NOTES — 50.1%
Aerospace/Defense — 0.6%
1,600,000	BBB	Northrop Grumman Corp., Remarketed Notes, 4.079% due 11/16/06	1,629,146

Automotive — 1.2%
1,800,000	BBB	DaimlerChrysler North America Holding Corp., Notes, 7.300% due 1/15/12	2,064,756
1,300,000	BBB-	Lear Corp., Sr. Notes, Series B, 7.960% due 5/15/05	1,334,505

			3,399,261

Construction and Engineering — 0.4%
1,000,000	BBB-	MDC Holdings, Inc., Sr. Notes, 5.500% due 5/15/13	1,022,863

Containers — 0.6%
1,000,000	A+	Bottling Group LLC, Sr. Notes, Series B, 4.625% due 11/15/12	1,020,162
700,000	BBB	Sealed Air Corp., Sr. Notes, 5.625% due 7/15/13 (b)	721,782

			1,741,944

Energy — 1.0%
800,000	BBB+	Anadarko Finance Co., Sr. Notes, Series B, 6.750% due 5/1/11	911,717
500,000	A-	Cooper Cameron Corp., Sr. Notes, 2.650% due 4/15/07	491,635
1,300,000	BBB	Devon Financing Corp., ULC, Notes, 6.875% due 9/30/11	1,490,623

			2,893,975

See Notes to Financial Statements.

39       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

TRAVELERS MANAGED INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Entertainment/Media — 3.1%
$500,000	BBB-	Clear Channel Communications, Inc., Sr. Notes, 4.400% due 5/15/11	$487,412
1,000,000	BBB	Comcast Cable Communications, Inc., Exchange Notes, 8.500% due 5/1/27	1,310,940
2,400,000	BBB-	Liberty Media Corp., Sr. Notes, 3.380% due 9/17/06 (c)	2,427,864
4,000,000	BBB+	Time Warner Inc., Notes, 6.150% due 5/1/07	4,281,236
			8,507,452
Financial Services — 14.0%
2,290,000	AA-	ABN AMRO Bank, Sr. Notes, 1.730% due 5/11/07 (c)	2,295,528
1,400,000	AAA	AIG SunAmerica Global Financing, Sr. Notes, 5.850% due 8/1/08 (b)	1,506,852
2,500,000	A+	American General Finance Corp., Medium Term Notes, Series I, 3.875% due 10/1/09	2,483,485
1,500,000	A+	Bank of America Corp., Sr. Notes, 5.375% due 6/15/14	1,578,681
1,700,000	BBB	Capital One Bank, Notes, 5.000% due 6/15/09	1,768,098
1,480,000	A	Countrywide Home Loans, Inc., Medium Term Notes, Series L, 4.000% due 3/22/11	1,444,045
700,000	A+	Credit Suisse First Boston (USA), Inc., Notes, 6.125% due 11/15/11	769,122
		Ford Motor Credit Co., Global Landmark Securities:
2,000,000	BBB-	6.875% due 2/1/06	2,079,972
400,000	BBB-	7.000% due 10/1/13	423,124
		General Motors Acceptance Corp., Notes:
1,500,000	BBB-	7.250% due 3/2/11	1,594,759
600,000	BBB-	6.875% due 9/15/11	625,443
2,300,000	A+	The Goldman Sachs Group, Inc., Notes, 4.750% due 7/15/13	2,283,134
3,400,000	A	Household Finance Corp., Notes, 6.375% due 11/27/12	3,801,768
1,200,000	A+	HSBC Bank (USA), Sub. Notes, 5.875% due 11/1/34	1,208,398
1,000,000	A	Huntington National Bank, Sr. Notes, 4.650% due 6/30/09	1,031,668
2,500,000	A	JPMorgan Chase & Co., Sub. Notes, 5.250% due 5/1/15	2,561,798
1,700,000	A	Lehman Brothers Holdings Inc., Medium-Term Notes, Series G, 4.800% due 3/13/14	1,696,597
1,500,000	A+	Merrill Lynch & Co., Inc., Medium-Term Notes, Series C, 4.125% due 9/10/09	2,015,458
1,000,000	A+	Morgan Stanley, Notes, 6.600% due 4/1/12	1,128,728
500,000	AA	Rabobank Capital Funding Trust III, Sub. Notes, 5.254% due 12/31/16 (b)(c)	507,806
		U.S. Bank, NA:
2,000,000	AA-	Notes, 2.870% due 2/1/07	1,994,034
2,000,000	A+	Sub. Notes, 4.950% due 10/30/14	2,036,984
700,000	A	Wachovia Bank NA, Sub. Notes, 4.800% due 11/1/14	700,803
1,300,000	A-	Washington Mutual Bank, FA, Sub. Notes, 5.650% due 8/15/14	1,358,984
			38,895,269

See Notes to Financial Statements.

40       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

TRAVELERS MANAGED INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Food and Beverage — 0.8%
$2,000,000	BBB	Fred Meyer, Inc., Sr. Notes, 7.450% due 3/1/08	$2,238,880
Healthcare — 0.4%
1,100,000	BBB+	Anthem, Inc., Bonds, 6.800% due 8/1/12	1,236,777
Household and Personal Products — 1.4%
3,700,000	AA-	The Procter & Gamble Co., Notes, 4.950% due 8/15/14	3,823,528
Industrial Conglomerates — 2.2%
3,500,000	AAA	General Electric Co., Notes, 5.000% due 2/1/13	3,634,141
2,300,000	BBB	Tyco International Group SA, Notes, 6.125% due 11/1/08	2,506,680
			6,140,821
Insurance — 1.4%
1,800,000	AAA	MassMutual Global Funding II, Notes, 2.550% due 7/15/08 (b)	1,738,368
2,100,000	AA+	New York Life Global Funding, Notes, Series 2003-1, 5.375% due 9/15/13 (b)	2,209,450
			3,947,818
Metals and Mining — 0.4%
800,000	BBB-	Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11	990,106
Paper and Forest Products — 0.2%
600,000	BBB	International Paper Co., Sr. Notes, 5.300% due 4/1/15	603,548
Pharmaceuticals — 1.0%
2,600,000	A	Wyeth, Notes, 5.500% due 2/1/14	2,668,928
Real Estate — 2.5%
700,000	BBB	HRPT Properties Trust, Sr. Notes, 6.250% due 8/15/16	738,658
630,000	BBB-	iStar Financial Inc., Sr. Notes, 6.000% due 12/15/10	669,247
300,000	A-	Kimco Realty Corp., Medium-Term Notes, Series C, 1.880% due 8/1/06 (c)	300,303
5,200,000	BBB	Post Apartment Homes, L.P., Notes, 6.850% 3/16/15	5,252,562
			6,960,770
Retail — 2.6%
1,900,000	BBB	Safeway Inc., Sr. Notes, 6.500% due 3/1/11	2,101,704
5,000,000	AA	Wal-Mart Stores Inc., Notes, 4.550% due 5/1/13	5,080,935
			7,182,639
Telecommunications — 6.8%
8,200,000	BBB	Cox Enterprises Inc., Notes, 7.875% due 9/15/10 (b)	9,224,820
2,500,000	BBB+	Deutsche Telekom International Finance BV, Notes, 8.250% due 6/15/05	2,586,100
1,000,000	A	SBC Communications Inc., Notes, 5.100% due 9/15/14	1,008,894
1,830,000	BBB-	Sprint Capital Corp., Notes, 6.125% due 11/15/08	1,984,485

See Notes to Financial Statements.

41       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

TRAVELERS MANAGED INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Telecommunications — 6.8% (continued)
		Telecom Italia Capital SA, Notes:
$1,000,000	BBB+	4.000% due 1/15/10 (b)	$991,846
3,000,000	BBB+	5.250% due 11/15/13	3,077,166
			18,873,311
Tobacco — 0.7%
2,000,000	BBB	Altria Group, Inc., Notes, 5.625% due 11/4/08	2,047,074
Utilities — 8.8%
1,150,000	B+	CMS Energy Corp., Sr. Notes, 7.625% due 11/15/04	1,150,000
1,000,000	BBB-	Duke Capital LLC, Remarketed Sr. Notes, 4.331% due 11/16/06	1,018,820
930,000	BBB	Duke Energy Field Services, LLC, Notes, 7.500% due 8/16/05	964,621
3,000,000	BBB	Pepco Holdings, Inc., Notes, 5.500% due 8/15/07	3,153,972
4,400,000	BBB-	Progress Energy, Inc., Sr. Notes, 6.050% due 4/15/07	4,666,992
800,000	BB-	PSE&G Energy Holdings Inc., Sr. Notes, 8.625% due 2/15/08	888,000
2,200,000	BBB+	Scana Corp., Medium-Term Notes, 2.161% due 11/15/06 (c)	2,205,977
900,000	A+	Southern California Gas Co., First Mortgage Bonds, Series II, 4.375% due 1/15/11	908,275
2,000,000	AA-	SP PowerAssets Ltd., Notes, 5.000% due 10/22/13 (b)	2,052,454
1,000,000	BBB-	TransAlta Corp., Sr. Notes, 5.750% due 12/15/13	1,045,819
4,000,000	B+	Transcontinental Gas Pipe Line Corp., Notes, 6.125% due 1/15/05	4,045,000
2,300,000	BBB-	Xcel Energy Inc., Sr. Notes, Series B, 3.400% due 7/1/08	2,276,110
			24,376,040
		TOTAL CORPORATE BONDS AND NOTES (Cost — $135,001,339)	139,180,150
ASSET-BACKED SECURITIES — 3.5%
1,262,562	AAA	California Infrastructure PG&E-1, Series 1997-1, Class A7, 6.420% due 9/25/08	1,308,862
1,100,000	AAA	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-2, Class 1A5, 5.833% due 4/25/32	1,156,071
1,669,567	AAA	DaimlerChrysler Auto Trust, Series 2001-C, Class A4, 4.630% due 12/6/06	1,684,821
2,000,000	AAA	Discover Card Master Trust I, Series 1996-3, Class A, 6.050% due 8/18/08	2,086,442
2,500,000	AAA	Ford Credit Auto Owner Trust, Series 2002-B, Class A4, 4.750% due 8/15/06	2,535,904
1,010,208	AAA	Toyota Auto Receivables Owner Trust, Series 2002-C, Class A3, 2.650% due 11/15/06	1,011,912
		TOTAL ASSET-BACKED SECURITIES (Cost — $10,098,463)	9,784,012

See Notes to Financial Statements.

42       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

TRAVELERS MANAGED INCOME PORTFOLIO

FACE AMOUNT	RATING(a)	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — 4.2%
$1,500,000	AAA	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-C5, Class A4, 4.900% due 12/15/36	$1,533,146
3,000,000	AAA	General Motors Acceptance Corp. Commercial Mortgage Securities Inc., Series 2004-C2, Class A3, 5.134% due 8/10/38	3,126,367
		LB-UBS Commercial Mortgage Trust:
2,000,000	AAA	Series 2003-C3, Class A2, 3.086% due 5/15/27	1,966,090
1,240,000	AAA	Series 2002-C4, Class A5, 4.853% due 9/15/31	1,277,394
1,950,000	AAA	Series 2004-C7, Class A6, 4.786% due 10/15/29	1,959,396
1,650,000	AAA	Wachovia Bank Commercial Mortgage Trust, Series 2003-C6, Class A3, 4.957% due 8/15/35	1,715,731
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $11,366,024)	11,578,124

SHARES
WARRANTS (d) — 0.0%
150		Loral Orion Network Systems, Inc., Expires 1/15/07 (Cost — $105)	2
		SUB-TOTAL INVESTMENTS (Cost — $261,897,105)	265,177,699
FACE AMOUNT
REPURCHASE AGREEMENT — 4.3%
$12,056,000		State Street Bank and Trust Co. dated 10/29/04, 1.700% due 11/1/04 Proceeds at maturity — $12,057,708; (Fully collateralized by U.S. Treasury Bonds, 7.250% due 5/15/16; Market Value — $12,301,413) (Cost — $12,056,000)	12,056,000
		TOTAL INVESTMENTS — 99.7% (Cost — $273,953,105)*	277,233,699
		Other Assets in Excess of Liabilities — 0.3%	840,109
		TOTAL NET ASSETS — 100.0%	$278,073,808
(a)	All ratings are by Standard & Poor’s Rating Service.
(b)	Security is exempt from registration under Rule 144A of the Securities Act 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.
(c)	Variable rate security. Rate shown is rate in effect at October 31, 2004.
(d)	Non-income producing security.
*	Aggregate cost for federal income tax purposes is $277,384,044.

See pages 46 and 47 for definitions of ratings.

See Notes to Financial Statements.

43       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

SMITH BARNEY MONEY MARKET PORTFOLIO

FACE AMOUNT	SECURITY	ANNUALIZED YIELD	VALUE
COMMERCIAL PAPER — 35.9%
$15,000,000	ABN-AMRO North America Finance Inc. mature 11/8/04 to 12/3/04	1.76% to 1.83%	$14,988,489
14,400,000	ANZ Delaware Inc. mature 11/18/04 to 12/8/04	1.77 to 1.94	14,382,993
20,000,000	Bank America Corp. mature 12/6/04 to 4/6/05	1.65 to 2.16	19,891,322
8,000,000	Calyon North America Inc. matures 12/9/04	1.82	7,984,715
2,100,000	CBA Delaware Finance Inc. matures 11/16/04	1.78	2,098,451
17,900,000	Danske Corp. mature 11/18/04 to 11/19/04	1.83 to 1.84	17,884,083
20,000,000	General Electric Capital Corp. mature 11/5/04 to 12/8/04	1.74 to 1.81	19,986,850
7,700,000	HBOS Treasury Services PLC mature 11/18/04 to 12/1/04	1.77 to 1.91	7,691,319
15,700,000	ING US Funding LLC mature 11/2/04 to 12/1/04	1.73 to 1.91	15,693,464
18,000,000	Rabobank USA Financial Corp. matures 11/1/04	1.75	18,000,000
2,414,000	Ranger Funding Co. LLC matures 11/4/04	1.78	2,413,642
3,300,000	Royal Bank of Scotland PLC matures 11/3/04	1.76	3,299,678
4,000,000	Societe Generale North America matures 11/1/04	1.77	4,000,000
10,048,000	Svenska Handelsbanken Inc. mature 11/4/04 to 11/10/04	1.73 to 1.77	10,045,750
10,000,000	Swedbank matures 11/15/04	1.81	9,992,961
10,000,000	UBS Finance Delaware LLC matures 11/1/04	1.84	10,000,000
5,000,000	Westpac Capital Corp. matures 12/2/04	1.65	4,992,939
	TOTAL COMMERCIAL PAPER (Cost — $183,346,656)		183,346,656
U.S. GOVERNMENT AGENCY DISCOUNT NOTES — 9.1%
21,000,000	Federal Home Loan Bank mature 11/24/04 to 12/27/04	1.73 to 1.80	20,968,324
11,340,000	Federal Home Loan Mortgage Corporation mature 11/2/04 to 12/27/04	1.72 to 1.88	11,315,391
14,500,000	Federal National Mortgage Association mature 11/10/04 to 2/2/05	1.75 to 1.98	14,456,561
	TOTAL U.S. GOVERNMENT AGENCY DISCOUNT NOTES (Cost — $46,740,276)		46,740,276
CERTIFICATES OF DEPOSIT — 3.9%
20,000,000	Wells Fargo Bank N.A. mature 11/22/04 to 11/30/04 (Cost — $20,000,000)	1.85 to 1.90	20,000,000
FOREIGN CERTIFICATES OF DEPOSIT — 47.9%
20,000,000	Abbey National Treasury matures 11/15/04	1.81	20,000,000
5,000,000	ABN-AMRO Bank NV matures 1/12/05	2.00	5,000,097
10,000,000	Banco Bilbao Vizcaya NY matures 11/10/04	1.65	9,999,849
20,000,000	Bank of Montreal mature 11/9/04 to 11/10/04	1.78	19,999,987
19,000,000	Barclays Bank PLC mature 11/15/04 to 11/22/04	1.80 to 1.86	19,000,000

See Notes to Financial Statements.

44       Travelers Series Fund Inc.      |      2004 Annual Report

Schedules of Investments (continued) October 31, 2004

SMITH BARNEY MONEY MARKET PORTFOLIO

FACE AMOUNT	SECURITY	ANNUALIZED YIELD	VALUE
FOREIGN CERTIFICATES OF DEPOSIT — 47.9% (continued)
$15,000,000	BNP Paribas S.A. NY mature 12/31/04	1.70% to 1.74%	$15,000,000
10,000,000	Canadian Imperial Bank of Commerce NY matures 11/15/04	1.80	10,000,000
3,000,000	Credit Agricole Indosuez matures 12/31/04	1.95	2,996,530
20,000,000	CS First Boston Corp. NY mature 11/8/04 to 12/14/04	1.72 to 1.93	19,999,756
18,000,000	Dexia Bank NY mature 11/1/04 to 11/29/04	1.78 to 1.92	17,999,968
20,000,000	Deutsche Bank AG mature 11/23/04 to 12/30/04	1.72 to 1.95	19,999,908
10,000,000	Fortis Bank NY matures 12/1/04	1.93	10,000,000
10,000,000	HBOS Treasury Services NY mature 11/12/04 to 1/14/05	1.78 to 2.02	9,999,740
5,000,000	Lloyds TSB Bank PLC NY matures 12/21/04	1.76	5,000,274
10,000,000	Nordea Bank Finland NY matures 12/31/04	1.87	9,998,576
10,000,000	Royal Bank of Scotland NY mature 11/22/04 to 2/2/05	1.81 to 2.05	10,000,079
5,000,000	Societe Generale NY matures 12/20/04	1.96	4,994,308
9,430,000	Svenska Handelsbanken NY mature 11/3/04 to 12/31/04	1.77 to 1.95	9,423,125
20,000,000	Toronto Dominion Bank NY mature 11/2/04 to 1/18/05	1.75 to 2.01	20,000,000
5,000,000	Unicredito Italiano S.p.A. matures 1/18/05	2.02	5,000,000
	TOTAL FOREIGN CERTIFICATES OF DEPOSIT (Cost — $244,412,197)		244,412,197
TIME DEPOSIT — 3.7%
18,767,000	State Street Bank & Trust matures 11/1/04 (Cost —$18,767,000)	1.85	18,767,000
	TOTAL INVESTMENTS — 100.5% (Cost — $513,266,129*)		513,266,129
	Liabilities is Excess of Other Assets — (0.5)%		(2,726,865)
	TOTAL NET ASSETS — 100.0%		$510,539,264
*	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

45       Travelers Series Fund Inc.      |      2004 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard and Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A

—  Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

—  Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

—  Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest rating within its generic category.

Aaa

— Bondsrated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

—  Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

—  Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa

—  Bonds rated “Baa” are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

—  Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

46       Travelers Series Fund Inc.      |      2004 Annual Report

Bond Ratings (unaudited) (continued)

B

—  Bonds rated “B” generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa and Ca	— Bonds rated “Caa” and “Ca” are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.
C	— Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	— Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

47       Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Assets and Liabilities October 31, 2004

	MFS Total Return Portfolio	Travelers Managed Income Portfolio	Smith Barney Money Market Portfolio
ASSETS:
Investments, at value (Cost — $1,082,602,805 and $273,953,105 respectively)	$1,158,378,610	$277,233,699	$513,266,129
Loaned securities collateral, at value (Cost — $98,267,188) (Notes 1 and 3)	98,267,188	—	—
Cash	148	28	614
Dividends and interest receivable	5,581,820	3,998,338	563,432
Receivable for securities sold	4,669,508	—	—
Receivable for Fund shares sold	9,746	26,903	24,858
Prepaid expenses	10,222	—	661
Other receivables	22,955	13,155	—

Total Assets	1,266,940,197	281,272,123	513,855,694

LIABILITIES:
Payable for loan securities collateral (Notes 1 and 3)	98,267,188	—	—
Payable for securities purchased	6,650,953	2,970,025	—
Payable for Fund shares reacquired	1,002,032	43,580	2,830,215
Management fees payable	774,165	150,755	217,888
Dividends payable	—	—	183,839
Accrued expenses	89,505	33,955	84,488

Total Liabilities	106,783,843	3,198,315	3,316,430

Total Net Assets	$1,160,156,354	$278,073,808	$510,539,264

NET ASSETS:
Par value of capital shares ($0.00001 par value, 6 billion shares authorized)	$675	$235	$5,105
Capital paid in excess of par value	1,038,108,550	272,621,975	510,533,660
Undistributed net investment income	21,872,798	7,500,405	499
Accumulated net realized gain (loss) from investment transactions and foreign currency transactions	24,398,215	(5,329,401)	—
Net unrealized appreciation of investments and foreign currencies	75,776,116	3,280,594	—

Total Net Assets	$1,160,156,354	$278,073,808	$510,539,264

Shares Outstanding	67,488,682	23,484,047	510,538,765

Net Asset Value	$17.19	$11.84	$1.00

See Notes to Financial Statements.

48        Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Operations For the Year Ended October 31, 2004

	MFS Total Return Portfolio	Travelers Managed Income Portfolio	Smith Barney Money Market Portfolio
INVESTMENT INCOME:
Interest (Note 3)	$20,562,522	$10,106,700	$6,646,970
Dividends	13,041,502	—	—
Less: Foreign withholding tax	(103,152)	—	—

Total Investment Income	33,500,872	10,106,700	6,646,970

EXPENSES:
Management fees (Note 2)	8,720,765	1,738,738	2,689,274
Custody	119,862	28,494	43,273
Shareholder communications	54,603	14,511	31,184
Audit and legal	41,800	31,396	39,897
Directors' fees	28,555	10,313	19,001
Transfer agency services (Note 2)	5,003	5,002	5,005
Other	20,046	8,031	16,101

Total Expenses	8,990,634	1,836,485	2,843,735

Less: Management fee waivers (Notes 2 and 6)	(1,741)	(1,741)	(1,741)

Net Expenses	8,988,893	1,834,744	2,841,994

Net Investment Income	24,511,979	8,271,956	3,804,976

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain From:
Investment transactions	67,420,618	474,777	455
Foreign currency transactions	9,902	—	—

Net Realized Gain	67,430,520	474,777	455

Net Change in Unrealized Appreciation From:
Investments	23,549,887	2,195,501	—
Foreign currencies	(13,994)	—	—

Net Change in Unrealized Appreciation/Depreciation of Investments and Foreign Currencies	23,535,893	2,195,501	—

Net Gain on Investments and Foreign Currencies	90,966,413	2,670,278	455

Increase in Net Assets From Operations	$115,478,392	$10,942,234	$3,805,431

See Notes to Financial Statements.

49        Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Changes in Net Assets

	For the Years Ended October 31,
MFS Total Return Portfolio	2004	2003
OPERATIONS:
Net investment income	$24,511,979	$21,288,274
Net realized gain (loss)	67,430,520	(10,422,982)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	23,535,893	99,488,552

Increase in Net Assets From Operations	115,478,392	110,353,844

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income	(22,438,758)	(29,011,184)

Decrease in Net Assets From Dividends to Shareholders	(22,438,758)	(29,011,184)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	86,033,895	93,894,483
Net asset value of shares issued for reinvestment of dividends	22,438,758	29,011,184
Cost of shares reacquired	(38,315,281)	(37,255,559)

Increase in Net Assets From Fund Share Transactions	70,157,372	85,650,108

Increase in Net Assets	163,197,006	166,992,768
NET ASSETS:
Beginning of year	996,959,348	829,966,580

End of year*	$1,160,156,354	$996,959,348

* Includes undistributed net investment income of:	$21,872,798	$18,485,196

See Notes to Financial Statements.

50        Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Changes in Net Assets (continued)

	For the Years Ended October 31,
Travelers Managed Income Portfolio	2004	2003
OPERATIONS:
Net investment income	$8,271,956	$9,978,116
Net realized gain (loss)	474,777	(4,136,789)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	2,195,501	17,013,830

Increase in Net Assets From Operations	10,942,234	22,855,157

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(10,421,800)	(12,334,280)
Net realized gains	—	(824,471)

Decrease in Net Assets From Dividends and Distributions to Shareholders	(10,421,800)	(13,158,751)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	40,399,247	42,089,916
Net asset value of shares issued for reinvestment of dividends and distributions	10,421,800	13,158,751
Cost of shares reacquired	(25,644,982)	(20,344,929)

Increase in Net Assets From Fund Share Transactions	25,176,065	34,903,738

Increase in Net Assets	25,696,499	44,600,144
NET ASSETS:
Beginning of year	252,377,309	207,777,165

End of year*	$278,073,808	$252,377,309

* Includes undistributed net investment income of:	$7,500,405	$8,642,477

See Notes to Financial Statements.

51        Travelers Series Fund Inc.      |      2004 Annual Report

Statements of Changes in Net Assets (continued)

	For the Years Ended October 31,
Smith Barney Money Market Portfolio	2004	2003
OPERATIONS:
Net investment income	$3,804,976	$5,028,942
Net realized gain	455	44

Increase in Net Assets From Operations	3,805,431	5,028,986

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income	(3,804,976)	(5,028,942)

Decrease in Net Assets From Dividends to Shareholders	(3,804,976)	(5,028,942)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	128,585,681	407,090,281
Net asset value of shares issued for reinvestment of dividends	3,756,423	5,245,087
Cost of shares reacquired	(221,114,759)	(545,710,459)

Decrease in Net Assets From Fund Share Transactions	(88,772,655)	(133,375,091)

Decrease in Net Assets	(88,772,200)	(133,375,047)
NET ASSETS:
Beginning of year	599,311,464	732,686,511

End of year*	$510,539,264	$599,311,464

* Includes undistributed net investment income of	$499	—

See Notes to Financial Statements.

52        Travelers Series Fund Inc.      |      2004 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

MFS Total Return Portfolio	2004		2003	2002		2001	2000
Net Asset Value, Beginning of Year	$15.77		$14.44	$16.08		$17.16	$16.22

Income (Loss) From Operations:
Net investment income	0.36		0.34	0.39	(1)	0.42	0.54
Net realized and unrealized gain (loss)	1.41		1.49	(0.98	)(1)	(0.42)	1.43

Total Income (Loss) From Operations	1.77		1.83	(0.59)		(0.00)*	1.97

Less Dividends and Distributions From:
Net investment income	(0.35)		(0.50)	(0.44)		(0.48)	(0.46)
Net realized gains	—		—	(0.61)		(0.60)	(0.57)

Total Dividends and Distributions	(0.35)		(0.50)	(1.05)		(1.08)	(1.03)

Net Asset Value, End of Year	$17.19		$15.77	$14.44		$16.08	$17.16

Total Return(2)	11.36%		13.05%	(3.59)%		(0.22)%	12.77%

Net Assets, End of Year (millions)	$1,160		$997	$830		$804	$697

Ratios to Average Net Assets:
Expenses	0.82	%(3)	0.82%	0.83%		0.83%	0.83%
Net investment income	2.25		2.37	2.81	(1)	3.08	3.42

Portfolio Turnover Rate	66%		49%	81%		88%	108%

(1)	Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $0.40, $0.99 and 2.91% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(2)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to these waivers.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

53        Travelers Series Fund Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Travelers Managed Income Portfolio	2004		2003(1)	2002(1)		2001(1)	2000(1)
Net Asset Value, Beginning of Year	$11.84		$11.38	$12.57		$11.58	$11.49

Income (Loss) From Operations:
Net investment income	0.36		0.50	0.56	(2)	0.71	0.76
Net realized and unrealized gain (loss)	0.12		0.69	(1.07	)(2)	0.83	(0.24)

Total Income (Loss) From Operations	0.48		1.19	(0.51)		1.54	0.52

Less Distributions From:
Net investment income	(0.48)		(0.68)	(0.63)		(0.55)	(0.43)
Net realized gains	—		(0.05)	(0.05)		—	—

Total Distributions	(0.48)		(0.73)	(0.68)		(0.55)	(0.43)

Net Asset Value, End of Year	$11.84		$11.84	$11.38		$12.57	$11.58

Total Return(3)	4.19%		10.85%	(4.06)%		13.50%	4.55%

Net Assets, End of Year (millions)	$278		$252	$208		$221	$151

Ratios to Average Net Assets:
Expenses	0.69	%(4)	0.68%	0.69%		0.68%	0.69%
Net investment income	3.10		4.34	4.68	(2)	5.76	6.56

Portfolio Turnover Rate	123%		163%	177%		194%	181%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $0.60, $1.11 and 5.02% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to these waivers.

See Notes to Financial Statements.

54        Travelers Series Fund Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney Money Market Portfolio	2004(1)		2003(1)	2002	2001	2000
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.007		0.007	0.014	0.044	0.057
Distributions from net investment income	(0.007)		(0.007)	(0.014)	(0.044)	(0.057)

Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return(2)	0.71%		0.74%	1.40%	4.46%	5.88%

Net Assets, End of Year (millions)	$511		$599	$733	$605	$319

Ratios to Average Net Assets:
Expenses	0.53	%(3)	0.53%	0.53%	0.53%	0.53%
Net investment income	0.71		0.75	1.38	4.17	5.75

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to these waivers.

See Notes to Financial Statements.

55        Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The MFS Total Return Portfolio (“MFSTR”), Travelers Managed Income Portfolio (“TMI”) and Smith Barney Money Market Portfolio (“SBMM”) (“Fund(s)”) are separate diversified investment funds of the Travelers Series Fund Inc. (“Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing prices on such markets. Fixed-income securities are valued at the mean between the bid and asked prices provided by an independent pricing service. Securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before each Fund calculates its net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. SBMM uses the amortized cost method, which approximates value, for valuing all of its investments. The MFSTR and TMI use the amortized cost method, which approximates value, for valuing short-term obligations with maturities less than 60 days.

56       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Forward Foreign Currency Contracts. MFSTR may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

(d) Lending of Portfolio Securities. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Funds on securities lending are recorded as interest income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds maintain exposure for the risk of any losses in the investment of amounts received as collateral.

(e) Securities Traded on a To-Be-Announced Basis. MFSTR and TMI may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, for example, the face amount and maturity

57       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

date in Government National Mortgage Association (“GNMA”) transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of securities are calculated by using the specific identification method.

(g) Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

(h) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. The SBMM declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date. The dividend policy for MFSTR and TMI is to distribute dividends annually. Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

58        Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

(i) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassifications. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,314,381 has been reclassified between accumulated net realized gain from investment transactions and undistributed net investment income as a result of permanent differences attributable to differences between book and tax amortization of premium on fixed income securities, income from foreign currency transactions treated as ordinary income for tax, distributions from Real Estate Investment Trusts classified as capital gains for tax and income from mortgage backed securities treated as capital gains for tax for MFSTR. Additionally, $1,007,772 has been reclassified between accumulated net realized loss from investment transactions and undistributed net investment income as a result of permanent differences attributable to differences between book and tax amortization of premium on fixed income securities, consent fees and income from mortgage backed securities treated as capital gains for tax for TMI. Finally, $499 has been reclassified between accumulated net realized gain from investment transactions and undistributed net investment income as a result of permanent differences attributable to the reclassification of distributions for tax purposes for SBMM. These reclassifications have no effect on net assets or net asset values per share.

2.	Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager of SBMM. Travelers Investment Adviser, Inc. (“TIA”) and Travelers Asset Management International Company, LLC (“TAMIC”), affiliates of SBFM, act as the investment managers of MFSTR and TMI, respectively. SBMM pays SBFM a management fee calculated at an annual rate of 0.50% of the average daily net assets of the SBMM. MFSTR pays

59       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

TIA a management fee calculated at an annual rate of 0.80% of the average daily net assets of MFSTR. TMI pays TAMIC a management fee calculated at an annual rate of 0.65% of the average daily net assets of TMI. These fees are calculated daily and paid monthly.

Effective November 1, 2004, the management fee paid by MFSTR will be revised to 0.800% of its average daily net assets up to $600 million, 0.775% of its average daily net assets in excess of $600 million an up to and including $900 million, 0.750% of its average daily net assets in excess of $900 million and up to and including $1.5 billion, 0.725% of its average daily net assets in excess of $1.5 million and up to and including $2.5 billion and 0.675% of its average daily net assets in excess of $2.5 billion.

During the year ended October 31, 2004, SBFM, TIA and TAMIC, each waived a portion of its management fee in the amount of $1,741 for its respective Fund.

TIA has a sub-advisory agreement with Massachusetts Financial Services Company (“MFS”). Pursuant to the sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for MFSTR and is compensated by TIA for such services at an annual rate of 0.375% of the average daily net assets of MFSTR. Effective November 1, 2004, the sub-advisory fee TIA pays to MFS will be revised to 0.375% of its average daily net assets up to $600 million, 0.350% of its average daily net assets in excess of $600 million an up to and including $900 million, 0.325% of its average daily net assets in excess of $900 million and up to and including $1.5 billion, 0.300% of its average daily net assets in excess of $1.5 million and up to and including $2.5 billion and 0.250% of its average daily net assets in excess of $2.5 billion.

TIA has entered into a Sub-Administrative Services Agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of MFSTR.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Funds’ transfer agent. PFPC Inc. (“PFPC”) acts as the Funds’ sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2004, each of the Funds paid transfer agent fees of $5,000 to CTB.

60        Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

Most of the officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	MFSTR	TMI
Purchases	$791,395,602	$361,255,693

Sales	697,343,181	312,270,009

At October 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	MFSTR	TMI
Gross unrealized appreciation	$89,763,653	$4,529,879
Gross unrealized depreciation	(25,224,911)	(4,680,224)

Net unrealized appreciation/(depreciation)	$64,538,742	$(150,345)

At October 31, 2004, MFSTR loaned securities having a market value of $114,416,415. MFSTR received cash collateral amounting to $98,267,188 which was invested in State Street Navigator Securities Lending Trust Prime Portfolio, a rule 2a-7 money market fund. In addition, MFSTR received securities collateral amounting to $18,809,295, which is maintained in a segregated account by the custodian.

Income earned by MFSTR from securities lending for the year ended October 31, 2004 was $178,368.

4.	Capital Shares

At October 31, 2004, the Company had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Fund represents an identical interest in that Fund with each share of the same Fund and has an equal entitlement to any dividends and distributions made by the Fund.

61       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each Fund were as follows:

	Year Ended October 31, 2004	Year Ended October 31, 2003
MFS Total Return Portfolio
Shares sold	5,224,464	6,252,642
Shares issued on reinvestment	1,385,108	2,044,481
Shares reacquired	(2,322,350)	(2,554,938)

Net Increase	4,287,222	5,742,185

Travelers Managed Income Portfolio
Shares sold	3,469,389	3,626,976
Shares issued on reinvestment	907,032	1,187,613
Shares reacquired	(2,206,167)	(1,762,583)

Net Increase	2,170,254	3,052,006

Smith Barney Money Market Portfolio
Shares sold	128,585,681	407,090,281
Shares issued on reinvestment	3,756,423	5,245,087
Shares reacquired	(221,114,759)	(545,710,459)

Net Decrease	(88,772,655)	(133,375,091)

5.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2004 were as follows:

	MFSTR	TMI	SBMM
Distributions paid from:
Ordinary Income	$22,438,758	$10,421,800	$3,804,976

Total Distributions Paid	$22,438,758	$10,421,800	$3,804,976

The tax character of distributions paid during the fiscal year ended October 31, 2003 were as follows:

	MFSTR	TMI	SBMM
Distributions paid from:
Ordinary Income	$29,011,184	$13,158,751	$5,028,942

Total Distributions Paid	$29,011,184	$13,158,751	$5,028,942

62       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

	MFSTR	TMI
Undistributed ordinary income	$25,075,758	$10,931,344
Undistributed long-term capital gains	32,432,318	—

Total undistributed earnings	57,508,076	10,931,344
Capital loss carryforward*	—	(5,329,401)
Unrealized appreciation/depreciation**	64,539,053	(150,345)

Total accumulated earnings	$122,047,129	$5,451,598

*	On October 31, 2004 the Travelers Managed Income Portfolio had a net capital loss carryforward of $5,329,401, of which $4,796,406 expires in 2011, and $532,995 expires in 2012. These amounts will be available to offset like amount of any future taxable capital gains.
**	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

As of October 31, 2004, there were no significant differences between the book and tax components of net assets for Smith Barney Money Market Portfolio.

6.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the

63       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

7.	Legal Matters

Beginning in June, 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc. (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Funds, and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action

64       Travelers Series Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

65       Travelers Series Fund Inc.      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios (“Portfolios”) of Travelers Series Fund Inc. (“Company”) as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of October 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2004

66        Travelers Series Fund Inc.      |      2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Travelers Series Fund Inc. (“Company”) are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below.

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:†

Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 DOB: 5/20/27	Director	Since 1999	Managing Partner of Robert A. Frankel Managing Consultants; Former Vice President of The Readers Digest Association, Inc.	24	None

Michael E. Gellert 122 East 42nd Street 47th Floor New York, NY 10168 DOB: 6/16/31	Director	Since 1999	General Partner of Windcrest Partners, a venture capital firm	17	Director of Dalet S.A., Devon Energy Corp., High Speed Access Corp., Human, Inc., SEACOR Smit, Inc. and Six Flags, Inc.

Rainer Greeven 630 5th Avenue Suite 1960 New York, NY 10111 DOB: 12/6/36	Director	Since 1994	Attorney, Rainer Greeven PC	17	Director of Continental Container Corp.

Susan M. Heilbron P.O. Box 557 Chilmark, MA 02535 DOB: 2/12/45	Director	Since 1994	Owner/Consultant of Lacey & Heilbron, a public relations firm	17	Director of National Multiple Sclerosis Society, New York City Chapter

67       Travelers Series Fund Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 DOB: 4/5/51	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1996-2000)	221	None

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 DOB: 8/1/56	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001-2003); Director of Global Funds Administration of CAM (from 2000-2001); Head of U.S. Citibank Funds Administration of CAM (from 1998-2000)	N/A	N/A

68       Travelers Series Fund Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
James M. Giallanza CAM 125 Broad Street, 11th Floor New York, NY 10005 DOB: 3/31/66	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director and Controller of the U.S. wholesale business at UBS Global Asset Management US, Inc. (from September 2001 to July 2004); Director of Global Funds Administration at CAM (from June 2000 to September 2001); Treasurer of the Lazard Funds (from June 1998 to June 2000)	N/A	N/A

Martin R. Hanley CAM 399 Park Avenue 4th Floor New York, NY 10022 DOB: 10/24/65	Vice President and Investment Officer	Since 1994	Managing Director of CGM and Investment Officer of SBFM	N/A	N/A

Gene C. Collins TAMIC 399 Park Avenue New York, NY 10022 DOB: 3/6/46	Senior Vice President and Investment Officer	Since 2004	Senior Vice President of Travelers Asset Management International Company LLC (“TAMIC”)	N/A	N/A

Kurt Lin TAMIC 399 Park Avenue New York, NY 10022 DOB: 3/18/64	Vice President and Investment Officer	Since 2004	Vice President of TAMIC	N/A	N/A

David M. Calabro MFS 500 Boylston Street Boston, MA 02116 DOB: 2/6/60	Investment Officer	Since 1994	Senior Vice President of Massachusetts Financial Services Company (“MFS”)	N/A	N/A

69        Travelers Series Fund Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 10/9/62	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Compliance Officer: SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 DOB: 12/12/54	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
†	Abraham E. Cohen resigned as a Director of the Company, effective July 8, 2004. Mr. Cohen had served as a Director since 1996.

70        Travelers Series Fund Inc.      |      2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2004:

	MFS Total Return Portfolio	Travelers Managed Income Portfolio	Smith Barney Money Market Portfolio
Record Date:	12/29/2003	12/29/2003	Monthly
Payable Date:	12/30/2003	12/30/2003	Monthly

Dividends Qualifying for the Dividends
Received Deduction for Corporations	41.60%	—	—

Interest from Federal Obligations	10.68%	18.17%	2.30%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

71       Travelers Series Fund Inc.      |      2004 Annual Report

TRAVELERS SERIES

FUND INC.

DIRECTORS

Robert A. Frankel

Michael E. Gellert

R. Jay Gerken, CFA Chairman

Rainer Greeven

Susan M. Heilbron

OFFICERS

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

James M. Giallanza

Chief Financial Officer and Treasurer

Martin R. Hanley

Vice President and

Investment Officer

Gene C. Collins

Senior Vice President and Investment Officer

Kurt Lin

Vice President and Investment Officer

David M. Calabro

Investment Officer

Andrew Beagley
Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer

OFFICERS (continued)

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGERS

Smith Barney Fund
Management LLC

Travelers Investment
Adviser, Inc.

Travelers Asset Management
International Company, LLC

CUSTODIAN

State Street Bank and Trust Company

ANNUITY ADMINISTRATION

Travelers Annuity
Investor Services

One Cityplace

Hartford, CT 06103-3415

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, NY 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

Travelers Series Fund Inc.

MFS Total Return Portfolio

Travelers Managed Income Portfolio

Smith Barney Money Market Portfolio

The Funds are separate investment funds of the Travelers Series Fund Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. — MFS Total Return Portfolio, Travelers Managed Income Portfolio and Smith Barney Money Market Portfolio.

TRAVELERS SERIES FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

IN0253 12/04

04-7571

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Robert A. Frankel, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Frankel as the Audit Committee’s financial expert. Mr. Frankel is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees for the Travelers Series Fund Inc. were $342,500 and $329,500 for the years ended 10/31/04 and 10/31/03.

(b)	Audit-Related Fees for the Travelers Series Fund Inc. were $0 and $3,500 for the years ended 10/31/04 and 10/31/03.

(c)	Tax Fees for Travelers Series Funds Inc. of $35,400 and $35,000 for the years ended 10/31/04 and 10/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Travelers Series Fund Inc.

(d)	All Other Fees for Travelers Series Fund Inc. of $0 and $0 for the years ended 10/31/04 and 10/31/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Travelers Series Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03; Tax Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03; and

Other Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Travelers Series Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Travelers Series Fund Inc. were $0 and $0 for the years ended 10/31/04 and 10/31/03.

(h)	Yes. The Travelers Series Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Travelers Series Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Travelers Series Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Travelers Series Fund Inc.

Date: January 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Travelers Series Fund Inc.

Date: January 6, 2005

By:	/s/ James M. Giallanza
(James M. Giallanza)
Chief Financial Officer of
Travelers Series Fund Inc.

Date: January 6, 2005